SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2003

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Safeco Capital Trust I
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust for First Union Capital I
CorTS Trust for Ford Debentures
CorTS Trust for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTS AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I
CorTS Trust II for Chrysler Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Great Western Financial

CorTS Trust II for Safeco Capital Trust I
CorTS Trust for Allstate Financing II
CorTS Trust for Fleet Capital Trust II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Provident Financing Trust I UnumProvident
CorTS Trust II for Countrywide Capital I
CorTS US West Communications Debentures
CorTS Trust II for Provident Financing Trust I UnumProvident
CorTS Trust for Corning Notes
CorTS Trust III for Provident Financing
TIERS Principal-Protected Certificates Trust PXT 2000-11
TIERS Principal-Protected Certificates Trust FFH 2001-12
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2000-15
TIERS Principal-Protected Asset Backed Certificate Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26
CorTS Trust for Bristol-Myers Squibb Debentures
CorTS Trust III for AON Capital A
CorTS Trust for SunAmerica Debentures
CorTS Trust for Walt Disney Notes
CorTS Trust for Verizon Global Funding Notes
CorTS Trust for W.R. Berkeley Capital Trust
CorTS Trust III for Safeco Capital Trust I
CorTS Trust III for Sherwin-Williams Debentures
CorTS Trust IV for IBM Debentures
CorTS Trust IV for Safeco Capital Trust I
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P 2002-9
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series Nasdaq 2002-6
TIERS Principal-Protected Asset Backed Certificates Trust Series DJIA 2002-5
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2002-1
TIERS Principal-Protected Minimum-Return Asset Backed Certificates Series S&P Midcap 2002-12
CorTS Trust for GE Global Insurance Notes
TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2002-19
CorTS Trust for General Electric Capital Corporation Notes

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. On December 24, 2002, $45,000,000 principal amount of TIERS Corporate Bond-Backed Certificates, Series JPM 1998-2 were redeemed as a result of the exercise of the Call Warrant.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1. Trustee's Report with respect to the January 15, 2003 Distribution
Date for the CorTS Trust for Bellsouth Debentures
2. Trustee's Report with respect to the January 15, 2003 Distribution
Date for the CorTS Trust for SAFECO Capital Trust I
3. Trustee's Report with respect to the January 15, 2003 Distribution
Date for the CorTS Trust II for First Union Capital I
4. Trustee's Report with respect to the January 15, 2003 Distribution
Date for the CorTS Trust II for SAFECO Capital Trust I
5. Trustee's Report with respect to the January 15 , 2003 Distribution
Date for the CorTS Trust III for SAFECO Capital Trust I
6. Trustee's Report with respect to the January 15, 2003 Distribution
Date for the CorTS Trust IV for SAFECO Capital Trust I
7. Trustee's Report with respect to the January 15, 2003 Distribution
Date for the TIERS Principal-Protected Certificates Trust Series FFH
2001-12

No reports required for the other series listed.

Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

January 27, 2003

EXHIBIT INDEX

Exhibit 1. Trustee's Report with respect to the January 15, 2003 Distribution Date for the CorTS Trust for Bellsouth Debentures	Page 7

2. Trustee's Report with respect to the January 15, 2003 Distribution Date for the CorTS Trust for SAFECO Capital Trust I	8

3. Trustee's Report with respect to the January 15, 2003 Distribution Date for the CorTS Trust II for First Union Capital I	9

4. Trustee's Report with respect to the January 15, 2003 Distribution Date for the CorTS Trust II for SAFECO Capital Trust I	10

5. Trustee's Report with respect to the January 15, 2003 Distribution Date for the CorTS Trust III for SAFECO Capital Trust I	11

6. Trustee's Report with respect to the January 15, 2003 Distribution Date for CorTS Trust IV for SAFECO Capital Trust I	12

7. Trustee's Report with respect to the January 15, 2003 Distribution Date for TIERS Principal-Protected Certificates Trust Series FFH 2001-12	13

Exhibit 1

To the Holders of
CorTS Trust for Bellsouth Capital Funding Debentures
7.12% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081F201

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Bellsouth Capital Funding Debentures, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ .890000	Total Distribution $ .890000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 48,888,000	aggregate principal amount of Bellsouth Capital Funding Corporation 7.12% Debentures due July 15, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,955,520 Certificates representing $ 48,888,000 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of
CorTS Trust for SAFECO Capital Trust I
8.75% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080U209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Aon Capital A, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ 1.093750	Total Distribution $ 1.093750

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 27,100,000	aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,000,005 Certificates representing $ 25,000,125 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of
CorTS Trust II for First Union Capital I
7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:   22081J203     Class:   A
*CUSIP:   22081JAA2     Class:   B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for First Union Capital I, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Class A B	Principal $0.00 $0.00	Interest $ 0.937500 $ 0.002175	Total Distribution $ 0.937500 $ 0.002175

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 109,600,000	aggregate principal amount of First Union Capital I 7.935% Capital Securities Series A due January 15, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 4,384,000 Class A Certificates representing $ 109,600,000 Aggregate Certificate Principal Balance and $ 109,600,00 Aggregate Notional Amount of Class B Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of
CorTS Trust II for SAFECO Capital Trust I
8.7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081R205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ 1.087500	Total Distribution $ 1.087500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 73,500,000	aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,727,778 Certificates representing $ 68,194,450 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of
CorTS Trust III for SAFECO Capital Trust I
8.072% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081S203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ 1.009000	Total Distribution $ 1.009000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 40,775,000	aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,631,000 Certificates representing $ 40,775,000 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of
CorTS Trust IV for SAFECO Capital Trust I
8.375% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22082J202

U.S. Bank Trust National Association, as Trustee for the CorTS Trust IV for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.00	Interest $ .918924	Total Distribution $ .918924

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 27,000,000	aggregate principal amount of SAFECO Capital Trust I 8.072% Series B Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,040,926 Certificates representing $ 26,023,150 Aggregate Certificate Principal Balance were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 7

To the Holders of
TIERS Principal-Protected Certificates Trust Series FFH 2001-12 8.0% Certificates
*CUSIP: 886525AE4

U.S. Bank Trust National Association, as Trustee for the Tiers Trust for TIERS Principal-Protected Trust Certificates, Series FFH 2001-12, hereby gives notice with respect to the Distribution occurring on January 15, 2003 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Principal $0.00	Interest $ 40.000000	Total Distribution $ 40.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 20,646,000 aggregate principal amount of Fairfax Financial Holdings 7.75% Notes due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, $9,929,000 Aggregate Principal Amount of TIERS Certificates were outstanding.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.